Related Party Transactions	12 Months Ended
Mar. 31, 2025
Text Block [Abstract]
Related Party Transactions
29. Related party transactions
The banking subsidiaries of MHFG make loans to the MHFG Group’s directors, executive officers, and other related parties. At March 31, 2024 and 2025, the aggregate loans to the Group’s equity method investees amounted to ¥914 billion and ¥1,045 billion, respectively, and outstanding loans to MHFG Group’s directors, executive officers, and other related parties were not considered significant. There were no loans to related parties that were considered nonaccrual. During the fiscal years ended March 31, 2024 and 2025, certain subsidiaries of MHFG partially withdrew assets from employee retirement benefit trusts, which were established for the payment of employees’ severance pay and retirement pensions. See Note 20 “Pension and other employee benefit plans” for further details. In addition, the other transactions with the related parties excluding loan transactions and partial withdrawal of assets from employee retirement benefit trusts, are considered immaterial.

Summarized Financial Information of the MHFG Group’s Equity Method Investees
Summarized financial information of the MHFG Group’s equity method investees as of March 31, 2024 and 2025, and for each of the three years ended March 31, 2025, is as follows:

	2024	2025

	(in billions of yen)
Loans	6,924	6,978
Total assets	28,447	26,562
Deposits	2,684	700
Total liabilities	24,829	22,003
Total equity	3,618	4,559
Noncontrolling interests	29	26

	2023	2024	2025

	(in billions of yen)
Total interest and dividend income	750	958	962
Total interest expense	239	384	323
Provision (credit) for credit losses	96	83	83
Net interest income after provision (credit) for credit losses	415	490	556
Income before income tax expense	261	394	474
Net income	194	298	354